POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Tang,
P. Diana Chiu and Liang Dong, and each of them, signing singly, his true and lawful attorney-in-fact to:

(I)execute for and on behalf of the undersigned, in the undersigned's capacity as an officer of Agilent Technologies, Inc.Forms 3, 4 and 5 and Form ID in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

(2)do and perform any and all acts for and
on behalf of the undersigned  which may be
necessary or desirable to complete the
execution of any such Form 3, Form 4,
Form  5 or  Form  ID and  the timely
filing  of such form with the United States
Securities  and   Exchange   Commission
and any stock exchange or similar authority;
and

(3)take any other action of any type whatsoever
in connection  with  the foregoing which,
in the opinion  of such attorney-in-fact,
may  be of benefit to, in the best interest
of, or legally  required  by, the  undersigned,
it being  understood  that the documents executed
by  such  attorney-in-fact  on  behalf of the
undersigned, pursuant  to this Power of
Attorney shall be in such form and shall
contain  such terms   and   conditions as such
attorney-in-fact  may  approve   in  his  or
her discretion.

The undersigned hereby grants to each such
attorney-in-fact full  power and authority
to do and perfonn all and every act and
thing whatsoever requisite, necessary, or
proper to  be done  in the exercise
of any of the rights and  powers herein
granted,  as fully to all  intents and
purposes as such attorney-in-fact might
or could do if personally present, with
full power of substitution  or revocation,
hereby ratifying and confirming all that
such attorney-i n-fact, or his or her
substitute or substitutes, shall lawfully
do or cause to be done  by virtue of his
or her Power  of Attorney  and  the rights
and  powers  herein granted. The undersigned
acknowledges  that the foregoing
attorneys-in-fact, in serving such capacity
at  the  request  of  the  undersigned,
are  not  assuming,   nor  is  Agilent
Technologies assuming, any of the undersigned's responsibilities to comply with Section
16 of the Exchange Act.

This Power of Attorney shall remain in full
force and effect until the undersigned is
no  longer   required  to  file  Forms  3,
4 and 5 and Form ID with respect to the undersigned's holdings of and transactions in securities issued by Agilent Technologies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

lN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this March 2019.

	/s/ Mala Anand
	Signature
	Mala Anand